Exhibit 10.17


                                 PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND IT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS IT HAS BEEN SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                  NEPHROS, INC.
                           NOTE DUE December 26, 2003


$50,000                                               December 26, 2002
 ------

      NEPHROS, INC. (the "Company"), for value received, hereby promises to pay to George Hatsopoulos (the "Payee" or the "holder"), on December 26, 2003 (the "Maturity Date"), the principal sum of $50,000 ("fifty thousand dollars"), together with interest (as described in Section 1). Payee's address is Pharos, Inc., 85 First Ave., Waltham, MA 02254.

1.    Interest

      The Company promises to pay interest in the rate described below on the unpaid principal amount of this promissory note (the "Note"). The interest rate shall be 7% (seven percent) per annum, calculated quarterly in arrears, from the date hereof to March 31, 2003; 10% (ten percent) per annum, calculated quarterly in arrears, from April 1, 2003 to April 30, 2003; and 15% (fifteen percent) per annum, calculated quarterly in arrears, from May 1, 2003 to the Maturity Date. The first interest payment date shall be March 31, 2003 and thereafter interest shall be payable quarterly in arrears.

2.    Prepayment

            (a) Optional Prepayment. At any time upon 5 days prior written notice to the Payee, this Note may be prepaid by the Company, together with accrued interest on the portion prepaid, in whole or in part, without penalty or premium.

            (b) Mandatory Prepayment. The Company shall prepay all of the principal amount of, together with accrued but unpaid interest on, this Note no later than thirty days after the consummation of the Company's initial public offering.

3.    Events of Default and Remedies

            The following shall each constitute an "Event of Default" hereunder:

            (a) the failure of the Company to make any required payment of principal of or interest on this Note;

            (b) the Company, pursuant to or within the meaning of any Bankruptcy
Law:

              (i)    commences a voluntary case,

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              (ii)   consents to the entry of an order for relief against it in an involuntary case,

              (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 30 days, or

              (iv) makes a general assignment for the benefit of its creditors;

            (c) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 60 consecutive days and that:

              (i)    is for relief in any involuntary case against the Company,

              (ii) appoints a Custodian of the Company or for all or substantially all of the property of the Company, or

              (iii)  orders the liquidation of the Company.

            The term "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal, foreign or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, examiner or similar official under any Bankruptcy Law.

4. If an Event of Default occurs and is continuing for a period of 15 or more consecutive days, the holder of this Note, by written notice to the Company, may declare the unpaid principal of and accrued interest on this Note then outstanding to be due and payable (an "Acceleration"). Upon any such declaration, such principal and accrued interest shall be due and payable immediately. The holder of this Note may rescind an Acceleration and its consequences; provided, however, that no such rescission shall effect any subsequent Event of Default or impair any right consequent thereto.

5. The holder of this Note may waive an existing Event of Default and its consequences. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured for every purpose of this Note; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

6.    Miscellaneous

      This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts executed and fully performed within the State of New York.

      No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under, or for any claim based on, in respect of or by reason of, this Note. By accepting the Note, the Payee waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Note.

      All notices and other communications provided for under or otherwise made in connection with this Note shall be in writing and mailed for overnight delivery by recognized overnight courier service or delivered by hand, (i) if to the Company, at the Company's address


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

at 3960 Broadway, New York, NY 10032, Attention: Norman Barta, or at such other address as shall be designated by the Company by written notice to the Payee from time to time, and (ii) if to the Payee, at the Payee's address as set forth above, or at such other address as shall be designated by the Payee by written notice to the Company from time to time in accordance with this paragraph. All such notices and communications shall be effective on the business day following deposit with the courier service if sent by courier and on the date of delivery if delivered personally, addressed as aforesaid.

      No failure or delay on the part of the Payee in exercising any right, power, privilege or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges or remedies, now or hereafter existing, at law or in equity or otherwise.

      No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Company therefrom shall be effective unless the same shall be in writing and signed by the Company and the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      The Company may treat the Payee as the owner of this Note for all purposes.

      The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this instrument.

      This note may not be negotiated, endorsed, assigned, transferred, hypothecated or pledged except with the prior written consent of the company.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first above written.

                                    NEPHROS, INC.


                                    By: /s/ Norman Barta
                                        ------------------------
                                          Norman Barta, CEO



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

                                 ASSIGNMENT FORM


I or we assign and transfer this Note to:

__________________________________________________________________________


__________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)


(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint________________________________________________, agent to transfer this Note on the books of the Company.
The agent may substitute another to act for him.


Dated:
      ------------------------------


Signed:
       -----------------------------
(Sign exactly as name appears on the other side of this Note)


Signature Guarantee:____________________________________________________
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Company)



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